THE MANAGERS FUNDS
MANAGERS SPECIAL EQUITY FUND, MANAGERS INTERNATIONAL EQUITY FUND,
MANAGERS EMERGING MARKETS EQUITY FUND AND MANAGERS GLOBAL BOND FUND

  Supplement dated March 3, 2004 to the Prospectus and Statement of
	     Additional Information dated May 1, 2003

			 * * * * * * * *

The following information supersedes any information to the contrary relating to Managers Special Equity Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund contained in the Funds' Prospectus and Statement of Additional Information dated May 1, 2003:

Managers Special Equity Fund
----------------------------
Effective December 22, 2003, Essex Investment Management Company, LLC ("Essex"), located at 125 High Street, Boston, MA, replaced Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") as a Subadvisor for Managers Special Equity Fund. Donald Smith & Co., Inc., Kern Capital Management LLC, Skyline Asset Management, L.P. and Westport Asset Management, Inc. remain as the Fund's other Subadvisors.

As of September 30, 2003, Essex had approximately $4.9 billion in assets under management. Craig Lewis is the portfolio manager of the portion of the assets managed by Essex. He is a Principal of, and a portfolio manager for, Essex, positions he has held with Essex since May 2002. Mr. Lewis was a Senior Vice President of, and a portfolio manager for, Putnam Investments, from 1998 to 2002.

Managers International Equity Fund
----------------------------------
Effective September 15, 2003, Lazard Asset Management LLC ("Lazard"), located at 30 Rockefeller Plaza, New York, New York, replaced Deutsche Investment Management Americas, Inc. ("Deutsche") as a Subadvisor for Managers International Equity Fund. Bernstein Investment Research and Management and Mastholm Asset Management, L.L.C. remain as the Fund's other Subadvisors.

As of June 30, 2003, Lazard had approximately $56 billion in assets under management. William E. Holzer is the portfolio manager of the portion of the assets managed by Lazard. Mr. Holzer is a Director of, and a portfolio manager for, Lazard, positions he has held since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche, from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer, was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund's assets allocated to Deutsche.

Kevin F. Simms is the portfolio manager for the portion of the Fund managed by Bernstein Investment Research and Management ("Bernstein"). He has been a Director of, and a portfolio manager for, Bernstein since 1998. He was a Director of, and a research analyst for, Bernstein's predecessor firm, Sanford C. Bernstein & Co., Inc. from 1992 to 1998.

		    (continued on reverse side)

Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund - Redemption Fee

	     Managers International Equity Fund and
	     Managers Emerging Markets Equity Fund

Fees and Expenses
-----------------

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of the offering price)			None

Maximum Deferred Sales Charge (Load)				None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed) (1)	   	2%



		 Managers Global Bond Fund

Fees and Expenses
-----------------


Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of the offering price)			None
Maximum Deferred Sales Charge (Load)				None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Other Distributions				None
Redemption Fee (as a percentage of amount redeemed) (1)	   	1%



1  The Redemption Fee is charged on share redemptions (including
exchanges) within 60 days of purchase.   (See "Redemption Fee" below.)

Redemption Fee
--------------
Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (the "International Funds") will deduct a redemption fee (the "Redemption Fee") from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:


	Fund					Redemption Fee
	----					--------------
	Managers International Equity Fund	2.00%
	Managers Emerging Markets Equity Fund	2.00%
	Managers Global Bond Fund		1.00%



For purposes of determining whether a redemption is subject to the Redemption Fee, redemptions of International Fund shares are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.
The Redemption Fee is paid to the Fund from which you redeem your shares and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares purchased by automatic reinvestment of dividend or capital gains distributions or to shares purchased through the ManagersChoice Program. At the discretion of The Managers Funds LLC, the Funds' investment manager, the Redemption Fee will not apply under certain circumstances to (a) shares purchased or held through a financial intermediary, such as a broker, retirement plan administrator, bank or trust company or (b) redemptions as a result of hardship. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time.